EXHIBIT 10.11



                FIRST AMENDMENT TO AMENDED MASTER LEASE AGREEMENT


         This FIRST AMENDMENT TO AMENDED MASTER LEASE AGREEMENT (this "Amendment") is made and entered into as of October 1, 2002 by and among (i) each of the parties identified on the signature page hereof as landlord (collectively, "Landlord"), and (ii) FS TENANT HOLDING COMPANY TRUST, a Maryland business trust, and FS TENANT POOL III TRUST, a Maryland business trust, as tenant (collectively, "Tenant").



                              W I T N E S S E T H:
                              -------------------

         WHEREAS, pursuant to that certain Master Lease Agreement, dated as of January 7, 2002 (the "Lease"), by and among CCC Ohio Healthcare, Inc. and Leisure Park Venture Limited Partnership, as landlord (collectively, "Original Landlord"), and FS Tenant Holding Company Trust, as tenant ("Original Tenant"), Original Landlord leased the two (2) properties described in the Lease (the "Original Properties") to Original Tenant and Original Tenant leased the Original Properties from Original Landlord; and

         WHEREAS, pursuant to that certain Amended Master Lease, dated as of January 11, 2002, Landlord (including, without limitation, Original Landlord) and Tenant (including, without limitation, Original Tenant) amended the Lease to include an additional twenty-nine (29) properties; and

         WHEREAS, Landlord and Tenant now wish to amend the Lease to modify certain provisions therein regarding the ownership of the FF&E Reserve (this and other capitalized terms having the meanings ascribed thereto in the Lease), subject to and upon the terms and conditions hereinafter provided;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, as of the date hereof, the Lease is hereby amended as follows:

         1. New Defined Term: FF&E Reserve Pledge. Article 1 of the Lease is hereby amended by inserting the following definition as Section 1.40 and renumbering all subsequent definitions accordingly:

         "FF&E Reserve Pledge" shall mean the Assignment and Security Agreement, dated as of October 1, 2002, made by Tenant for the benefit of Landlord with respect to the FF&E Reserve, as it may be amended, restated, supplemented or otherwise modified from time to time.

         2. Revised Defined Term: Incidental Documents. Section 1.52 of the Lease (Section 1.53 after giving effect to the renumbering of Section 1 as described hereinabove) is hereby deleted in its entirety and replaced with the following:

         "Incidental Documents" shall mean the FF&E Reserve Pledge, the Guaranty, the Security Agreement and the Stock Pledge Agreement.

         3. FF&E Reserve. Section 5.1.2 of the Lease is hereby amended by deleting the last paragraph thereof and replacing it with the following paragraphs:

                   On and before September 30, 2002, funds in the FF&E Reserve and all property purchased with those funds shall be the property of Landlord and all FF&E Reserve Payments shall constitute Additional Charges. After September 30, 2002, funds deposited in the FF&E Reserve and all property purchased with those funds deposited after September 30, 2002 shall be the property of Tenant. Upon the expiration or sooner termination of this Agreement, funds in the FF&E Reserve and all property purchased with those funds during the Term shall be paid, granted and assigned to Landlord as Additional Charges.

                   Tenant agrees that it will, from time to time, execute such reasonable documentation as may be requested by Landlord and/or any Superior Mortgagee to assist Landlord and/or any Superior Mortgagee in establishing or perfecting the Superior Mortgagee's security interest in Landlord's residual interest in the funds which are in the FF&E Reserve; provided, however, that no such documentation shall contain any amendment to or modification of any of the provisions of this Agreement.

         4. Scope of Amendment. The parties hereto acknowledge and agree that the purpose of this Amendment is merely to change the name on the account into which the FF&E Reserve Payments are deposited by Manager and is not intended to, and does not have the effect of, increasing or expanding the obligations of Tenant to provide funds or pay any obligations under the Lease.

         5. Security Agreement. Subtenant hereby confirms that all references to the "Master Lease" in that certain Security

Agreement, dated as of January 7, 2002, made by Subtenant in favor of Landlord shall refer to the Lease as amended by this Amendment.

         6. Stock Pledge Agreement. FS Tenant Holding Company Trust hereby confirms that all references to the "Master Lease" in that certain Pledge of Shares of Beneficial Interest Agreement, dated as of January 7, 2002, made by FS Tenant Holding Company Trust in favor of Landlord shall refer to the Lease as amended by this Amendment.

         7. As amended hereby, the Lease is hereby ratified and confirmed.






                         [Signatures on following pages]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.



                                     CCC FINANCING I TRUST,
                                     a Maryland business trust



                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President





                                     CCC FINANCING LIMITED, L.P.,
                                     a Delaware limited partnership



                                     By: CCC RETIREMENT TRUST, its
                                     General Partner



                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President





                                     CCC INVESTMENTS I, L.L.C.,
                                     a Delaware limited liability company




                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President





                                     CCC OF KENTUCKY TRUST,
                                     a Maryland business trust




                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President





                                     CCC OHIO HEALTHCARE TRUST,
                                     a Maryland business trust




                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President





                                     CCC PUEBLO NORTE TRUST,
                                     a Maryland business trust




                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President

                                     CCC RETIREMENT COMMUNITIES II, L.P.,
                                     a Delaware partnership



                                     By: CRESTLINE VENTURES LLC, its
                                         General Partner





                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                            Its: President





                                     CCCP SENIOR LIVING LLC,
                                     a Delaware limited liability company





                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President






                                     CCDE SENIOR LIVING LLC,
                                     a Delaware limited liability company




                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President




                                     CCFL SENIOR LIVING LLC,
                                     a Delaware limited liability company





                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President




                                     CCOP SENIOR LIVING LLC,
                                     a Delaware limited liability company




                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President

                                     CCSL SENIOR LIVING LLC,
                                     a Delaware limited liability company




                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President





                                     LEISURE PARK VENTURE LIMITED
                                     PARTNERSHIP, a Delaware limited
                                     partnership



                                     By: CCC LEISURE PARK CORPORATION,
                                         its General Partner





                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                            Its: President





                                     LTJ SENIOR COMMUNITIES LLC,
                                     a Delaware limited liability company




                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President





                                     PANTHER HOLDINGS LEVEL I, L.P.,
                                     a Delaware limited partnership



                                     By: PANTHER GENPAR TRUST, its General Partn




                                     By: /s/ David J. Hegarty
                                        ----------------------------------
                                         Its: President

                                     TENANT:


                                     FS TENANT HOLDING COMPANY TRUST,
                                     a Maryland business trust




                                     By: /s/ Bruce J. Mackey Jr.
                                        ----------------------------------
                                         Its: Treasurer and
                                              Chief Financial Officer




                                     FS TENANT POOL III TRUST,
                                     a Maryland business trust



                                     By: /s/ Bruce J. Mackey Jr.
                                        ----------------------------------
                                         Its: Treasurer and
                                              Chief Financial Officer

                          ACKNOWLEDGMENTS AND CONSENTS

         The undersigned subtenants under the Lease hereby join in the execution and delivery of this Amendment for the limited purpose of acknowledging their consent to the execution and delivery of this Amendment.



                                     FS TENANT POOL I TRUST,
                                     a Maryland business trust





                                     By: /s/ Bruce J. Mackey Jr.
                                        ----------------------------------
                                         Its: Treasurer and
                                              Chief Financial Officer





                                     FS TENANT POOL II TRUST,
                                     a Maryland business trust





                                     By: /s/ Bruce J. Mackey Jr.
                                        ----------------------------------
                                         Its: Treasurer and
                                              Chief Financial Officer





                                     FS TENANT POOL III TRUST,
                                     a Maryland business trust




                                     By: /s/ Bruce J. Mackey Jr.
                                        ----------------------------------
                                         Its: Treasurer and
                                              Chief Financial Officer





                                     FS TENANT POOL IV TRUST,
                                     a Maryland business trust




                                     By: /s/ Bruce J. Mackey Jr.
                                        ----------------------------------
                                         Its: Treasurer and
                                              Chief Financial Officer





                                     FS LAFAYETTE TENANT TRUST,
                                     a Maryland business trust




                                     By: /s/ Bruce J. Mackey Jr.
                                        ----------------------------------
                                         Its: Treasurer and
                                              Chief Financial Officer

                                     FS LEISURE PARK TENANT TRUST,
                                     a Maryland business trust




                                     By: /s/ Bruce J. Mackey Jr.
                                        ----------------------------------
                                         Its: Treasurer and
                                              Chief Financial Officer





                                     FS LEXINGTON TENANT TRUST,
                                     a Maryland business trust




                                     By: /s/ Bruce J. Mackey Jr.
                                        ----------------------------------
                                         Its: Treasurer and
                                              Chief Financial Officer





         FSQ, Inc. hereby joins in the execution and delivery of this Amendment for the limited purposes of (i) acknowledging its consent to the execution and delivery of this Amendment and (ii) confirming that all references to the "Master Lease" in that certain Pledge of Shares of Beneficial Interest Agreement, dated as of January 11, 2002, made by FSQ, Inc. in favor of Landlord shall refer to the Lease as amended by this Amendment.



                                     FSQ, INC., a Maryland corporation


                                     By: /s/ Bruce J. Mackey Jr.
                                        ----------------------------------
                                         Its: Treasurer and
                                              Chief Financial Officer




         Five Star hereby joins in the execution and delivery of this Amendment for the limited purposes of (i) acknowledging its consent to the execution and delivery of this Amendment and (ii) confirming that all references to the "Master Lease" in that certain Guaranty Agreement, dated as of January 11, 2002, made by Five Star in favor of Landlord shall refer to the Lease as amended by this Amendment.



                                     FIVE STAR QUALITY CARE, INC.,
                                     a Maryland corporation




                                     By: /s/ Bruce J. Mackey Jr.
                                        ----------------------------------
                                         Its: Treasurer and
                                              Chief Financial Officer